BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated April 27, 2021

to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective April 27, 2021 (the “Effective Date”), Steven Lear will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to J.P. Morgan Investment Management Inc. (“JPMIM”).

Accordingly, as of the Effective Date, the table entitled “JPMIM” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Manager	Position with JPMIM	Length of Service to the Fund
Richard Figuly	Managing Director	Since July 2018
Justin Rucker	Executive Director	Since October 2019
Steven Lear	Managing Director	Since April 2021

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE